UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

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Shenandoah Telecommunications Company

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(Exact name of registrant as specified in its charter)

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Virginia (State or other jurisdiction of incorporation)	0-9881 (Commission File Number)	54-1162807 (IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA (Address of principal executive offices)	22824 (Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Not applicable

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 16, 2007, the Company issued a press release reporting year end customer results for the year ended December 31, 2006. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated January 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

(Registrant)

January 17, 2007	/s/ Earle A. Mackenzie

Earle A. Mackenzie

Executive Vice President and

Chief Financial Officer

(Duly Authorized Officer and Principal Financial Officer)